UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 18, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1700, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 757-8101
NOT APPLICABLE
(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
On October 20, 2020,
AIMCO-GP,
Inc. (the “General Partner”), which is a wholly owned subsidiary of Apartment Investment and Management Company (“Aimco”) and the general partner of Aimco’s operating partnership, AIMCO Properties, L.P. (the “Operating Partnership”), commenced a consent solicitation to solicit consents from the limited partners of the Operating Partnership other than any limited partner owned by Aimco (the “Voting Limited Partners”) to the proposed amendments to the Fifth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of April 8, 2019 (the “Fifth A&R Partnership Agreement”).
The Voting Limited Partners considered a proposal, which is described in more detail in the Operating Partnership’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on October 20, 2020. Approval of this proposal required the affirmative consent (the “Required Consent”) of Voting Limited Partners holding more than 50% of all of the units of the Operating Partnership that were issued, outstanding and entitled to vote on the proposal and held by the Voting Limited Partners (the “Voting Units”). On the record date of October 16, 2020, there were 13,173,725.54 Voting Units.
On November 18, 2020, the General Partner received the Required Consent.
By approving the proposal, the Voting Limited Partners authorized proposed amendments to the Fifth A&R Partnership Agreement which, among other things, would, in connection with the previously announced potential spin-off
transaction (the
“Spin-Off”)
as a result of which the Partnership would no longer be a subsidiary of Aimco but rather of Apartment Income REIT Corp. (“AIR”), replace certain references to the capital stock of Aimco with references to the capital stock of AIR and replace certain references to obligations of Aimco with references to obligations of AIR, including with respect to the exchangeability and redeemability of common limited partnership units of the Partnership and as such terms are used in any partnership unit designation. The final voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
11,398,098.44	1,752,415.49	23,211.61	—
The General Partner does not intend to make the proposed amendments unless and until the
Spin-Off
occurs.

ITEM 9.01.	Financial Statements and Exhibits.
(d) The following exhibits are furnished with this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: November 20, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

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